 Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED COMBINED FINANCIAL INFORMATION

Introduction

The unaudited pro forma condensed combined financial statements as of and for the period September 30, 2022, and as of and for the year ended December 31, 2021 contained in this prospectus have been prepared based on certain pro forma adjustments to the Company’s historical financial statements set forth in the quarterly report of the Company on Form 10-Q for the period ended September 30, 2022 and annual report of the Company on Form 10-K for the year ended December 31, 2021, as filed with the Securities and Exchange Commission, and are qualified in their entirety by reference to such historical financial statements and related notes contained in those reports. The historical financial statements for HWGG Capital PLC were derived from unaudited quarterly financial statements for the period ended September 30, 2022 and the audited financial statements for the year ended December 31, 2021. The unaudited pro forma condensed combined financial statements should be read in conjunction with the accompanying notes and with the historical consolidated financial statements and related notes thereto.

The unaudited pro forma condensed combined balance sheet has been prepared as if the transaction had occurred as of September 30, 2022 and December 31, 2021 respectively. The unaudited pro forma condensed combined statements of operations have been prepared as if this transaction had occurred on January 1, 2022 and 2021 respectively.

These unaudited pro forma condensed combined financial statements are presented for illustrative purposes only. Such information is not necessarily indicative of the operating results or financial position that would have occurred had the Share Exchange been completed at the dates indicated or what would be any future periods and should not be taken as representative of Company’s consolidated results of operations of financial condition following the completion of the transaction. In addition, the unaudited pro forma condensed combined financial information is not intended to project future financial position or results of the combined company.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED COMBINED BALANCE SHEET

AS OF DECEMBER 31, 2021

(In U.S. dollars)

	HWGC	HWGG	Pro Form Adjustments		Notes	Pro Forma Combined
ASSETS
Current Assets
Cash and cash equivalents	$37,033	$455,404	$			$492,437
Trade receivable	—	2,082,551				2,082,551
Amount due from related parties	49,805	2,116,513				2,166,318
Inventories	—	17,546				17,546
Other receivables, prepayments and other current assets	37,333	2,112,148				2,149,481
Total Current Assets	124,171	6,784,162				6,908,333

Non-current assets
Other investments	—	500,100				500,100
Intangible asset	—	89,706				89,706
Goodwill	—	29,279				29,279
Property and equipment, net	24,048	13,410				37,458
Right-of-use assets	34,768	—				34,768
Total Non-Current Assets	58,816	632,495				691,311

TOTAL ASSETS	$182,987	$7,416,657	$			$7,599,644

LIABILITIES
Current liabilities
Accounts payable	$78	$1,923,910	$			$1,923,988
Amount due to related parties	4,267,033	—				4,267,033
Commission payables	126,315	—				126,315
Accruals and other payables	342,661	1,531,085				1,873,746
Lease obligation	30,289	—				30,289
Total Current Liabilities	$4,766,376	$3,454,995	$			$8,221,371

Non-current liabilities
Lease obligation, net of current portion	$2,576	$—	$			$2,576
Total Non-Current Liabilities	2,576	—				2,576
TOTAL LIABILITIES	$4,768,952	$3,454,995	$			$8,223,947

STOCKHOLDERS’ EQUITY
Common stock	$5,409	$2,395,000		$(2,303,333)	3	$97,076
Additional paid-in capital	4,749,798	—		47,704,514	3	52,454,312
Merger reserves	—	—		(55,000,000)	3	(55,000,000)
Accumulated deficit	(9,598,819)	(873,247)		(9,598,819)	3	(873,247)
Accumulated other comprehensive income	257,647	—				257,647
Equity attributable to equity holders of the parent	(4,585,965)	1,521,753				(3,064,212)
Non-controlling interests	—	2,439,909				2,439,909
Total Stockholders’ Equity	$(4,585,965)	$3,961,662				$(624,303)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$182,987	$7,416,657	$			$7,599,644

See accompanying notes to unaudited pro forma condensed combined financial statements

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME OR LOSS

FOR THE YEAR ENDED DECEMBER 31, 2021

(In U.S. dollars)

	HWGC	HWGG	Pro Form Adjustments	Notes	Pro Forma Combined
REVENUE	$3,124	$431,356	$		$434,480

COST OF REVENUE	(2,861)	(12,167)			(15,028)

GROSS PROFIT	263	419,189			419,452

OPERATING EXPENSES
Selling expense	(23)	(37,818)			(37,841)
General and administrative expenses	(451,154)	(577,444)			(1,028,598)
Total operating expenses	(451,177)	(615,262)			(1,066,439)

LOSS FROM OPERATIONS	(450,914)	(196,073)			(646,987)

OTHER INCOME / (EXPENSE), NET	428,156	127,337			555,493

NET LOSS	(22,758)	(68,736)			(91,494)

Less: (Income) / Loss attributable to non- controlling interest	—	(74,463)			(74,463)
NET LOSS FOR THE YEAR	$(22,758)	$(143,199)	$		$(165,957)

OTHER COMPREHENSIVE INCOME
Foreign currency translation adjustment	170,055	(19,065)			150,990

TOTAL COMPREHENSIVE INCOME / (LOSS)	$147,297	$(162,264)	$		$(14,967)

Weighted average number of common shares outstanding - basic and diluted	54,087,903				97,075,977
Net Loss per share - basic and diluted	$0.00				$(0.00)

See accompanying notes to unaudited pro forma condensed combined financial statements

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED COMBINED BALANCE SHEET

AS OF SEPTEMBER 30, 2022

(In U.S. dollars)

	HWGC	HWGG	Pro Form Adjustments		Notes	Pro Forma Combined
ASSETS
Current Assets
Cash and cash equivalents	$47,178	$3,657,307	$			$3,704,485
Trade receivable	—	4,363,163				4,363,163
Amount due from related parties	55,997	1,901,006				1,957,003
Inventories	—	2,314				2,314
Other receivables, prepayments and other current assets	26,529	553,008				579,537
Total Current Assets	129,704	10,476,798				10,606,502

Non-current assets
Other investments	—	-				-
Intangible asset	—	67,280				67,280
Goodwill	—	—				—
Property and equipment, net	14,593	8,505				23,098
Right-of-use assets	80,202	—				80,202
Total Non-Current Assets	94,795	75,785				170,580

TOTAL ASSETS	$224,499	$10,552,583	$			$10,777,082

LIABILITIES
Current liabilities
Accounts payable	$140	$5,036,449	$			$5,036,589
Amount due to related parties	4,324,975	2,195,914				6,520,889
Commission payables	113,757	—				113,757
Accruals and other payables	339,043	178,159				517,202
Lease obligation	8,443	—				8,443
Total Current Liabilities	$4,786,358	$7,410,522	$			$12,196,880

Non-current liabilities
Lease obligation, net of current portion	72,432	$—	$			$72,432
Total Non-Current Liabilities	72,432	—				72,432
TOTAL LIABILITIES	$4,858,790	$7,410,522	$			$12,269,312

STOCKHOLDERS’ EQUITY
Common stock	$5,409	$3,820,750		$(3,729,083)	3	$97,076
Additional paid-in capital	4,749,798	—		48,794,768	3	53,544,566
Merger reserves	—	—		(55,000,000)	3	(55,000,000)
Accumulated deficit	(9,934,315)	(682,019)		9,934,315	3	(682,019)
Accumulated other comprehensive income	544,817	—				544,817
Equity attributable to equity holders of the parent	(4,634,291)	3,138,731				(1,495,560)
Non-controlling interests	—	3,330				3,330
Total Stockholders’ Equity	$(4,634,291)	$3,142,061				$(1,492,230)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$224,499	$10,552,583	$			$10,777,082

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME OR LOSS

FOR THE PERIOD ENDED SEPTEMBER 30, 2022

(In U.S. dollars)

	HWGC	HWGG	Pro Form Adjustments	Notes	Pro Forma Combined
REVENUE	$325	$552,288	$		$552,613

COST OF REVENUE	(292)	(15,232)			(15,524)

GROSS PROFIT	33	537,056			537,089

OPERATING EXPENSES
Selling expense	—	—			—
General and administrative expenses	(533,842)	(362,329)			(896,171)
Total operating expenses	(533,842)	(362,329)			(896,171)

(LOSS) / PROFIT FROM OPERATIONS	(533,809)	174,727			(359,082)

OTHER INCOME/(EXPENSE), NET	198,313	16,501			214,814

NET (LOSS) / PROFIT	(335,496)	191,228			(144,268)

Less: (Income) / Loss attributable to non- controlling interest	—	—			—
NET (LOSS) / PROFIT FOR THE YEAR	$(335,496)	$191,228	$		$(144,268)

OTHER COMPREHENSIVE INCOME
Foreign currency translation adjustment	287,170	—			287,170

TOTAL COMPREHENSIVE (LOSS ) / INCOME	$(48,326)	$191,228	$		$142,902

Weighted average number of common shares outstanding – basic and diluted	54,087,903				97,075,977
Net Loss per share – basic and diluted	$(0.00)				$(0.00)

See accompanying notes to unaudited pro forma condensed combined financial statements

NOTES TO UNAUDITED CONSENSED CONSOLIDATED COMBINED PRO FORMA FINANCIAL INFORMATION

1.	BASIS OF PRESENTATION

The historical consolidated financial statements have been adjusted in the pro forma condensed combined financial statements to give effect to pro forma events that are (1) directly attributable to the business combination, (2) factually supportable and (3) with respect to the pro forma condensed combined statements of operations, expected to have a continuing impact on the combined results following the business combination. The business combination was accounted for as reorganization of entities under common control. As a result, we measured the recognized assets and liabilities combined at their historical cost at the date of transfer. The pro forma combined financial statements do not necessarily reflect what the combined company’s financial condition or results of operations would have been had the acquisition occurred on the dates indicated. They also may not be useful in predicting the future financial condition and results of operations of the combined company. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors.

2.	COMMON STOCK

The Company's authorized common stock is $0.0001: 70,000,000 shares, with 54,087,903 shares issued and outstanding during the year ended December 31, 2021.

On April 8, 2022, Financial Industry Regulatory Authority, Inc. (“FINRA”) notified the Company that the Reverse Stock Split will take effect on the over-the-counter market at the start of business on April 11, 2022. Effectively on April 11, 2022, the Company’s authorized common stock is $0.001: 400,000,000 shares, with 5,409,310 shares issued and outstanding.

3.	PRO FORMA ADJUSTMENTS AND ASSUMPTIONS

The pro forma adjustments are based on management preliminary estimates and assumptions that are subject to change. The following adjustments have been reflected in the unaudited pro forma condensed combined financial information:

(a) Represents (1) 91,666,667  newly-issued shares of Common Stock of the Registrant, and (2) Removing the Registrant’s accumulated deficit and adjusting equity for recapitalization.

4.	PREFERRED STOCK

On March 10, 2022, the Company filed with the Secretary of State of the State of Nevada a Certificate of Designation of the Relative Rights and Preferences of The Redeemable Convertible Preferred Stock (the “Certificate of Designation”). Pursuant to the Certificate of Designation, the board of directors of the Company authorized the creation 25,000,000 shares of Redeemable Convertible Preferred Stock, par value $0.0001 per share (the “RCPS”). The RCPS is ranked senior to all classes or series of the Company’s common stock and does not have any voting rights. However, the holders of the RCPS are entitled to receive, when declared by the board of directors, cumulative cash dividends at the rate of 6% per annum on each $1.00 per RCPS. Commencing on the date of issuance, the dividends on the RCPS shall accrue and be cumulative, payable annually in arrears on the 30th business day on each anniversary of the issue date. Dividends will accumulate whether or not the Company has earnings or whether funds are legally available or declared by the Board, and no interest will be payable on any dividends which may be in arrears. Each share of RCPS shall be convertible into one share of common stock of the Company, upon the Board approving the initiation of the listing process to list the shares of the Company on any stock exchange, or upon the written approval of the Company. The Company may also, at its option, redeem the RCPS for cash at a redemption price of $1.00 per share plus any accumulated and unpaid dividends thereon. Notwithstanding, all outstanding RCPS shall be redeemable by the Company on the second anniversary of the issuance date thereof.

The unaudited pro forma condensed combined financial information has been prepared assuming no issuance of RCPS occurred as of September 30, 2022 and December 31, 2021 respectively.

In the scenario of issuance of RCPS, the changes on the unaudited pro forma condensed combined financial shall be on the following selected consolidated balance sheet data:

	Period Ended September 30, 2022			Year Ended December 31, 2021
RCPS issuance scenario	30%	50%	100%	30%	50%	100%

SELECTED PRO FORMA CONDENSED COMBINED BALANCE SHEET DATA:
Cash and cash equivalents	$11,204,485	16,204,485	28,704,485	7,992,437	12,992,437	25,492,437
Total assets	$18,277,083	23,277,083	35,777,083	15,099,644	20,099,644	32,599,644
Total liabilities	$12,269,313	12,269,313	12,269,313	8,223,947	8,223,947	8,223,947
Total stockholders’ equity	$6,007,770	11,007,770	23,507,770	6,875,697	11,875,697	24,375,697

5.	EARNINGS PER SHARE

The following table illustrates the calculation of pro forma earnings per share:

	Period Ended September 30, 2022	Year Ended December 31, 2021
Pro forma net loss	$(144,268)	$(165,957)

Weighted average shares outstanding:	97,075,977	97,075,977

Net Loss per share - basic and diluted	$(0.00)	$(0.00)